Loans receivable, net	12 Months Ended
Dec. 31, 2019
Loans receivable, net
Loans receivable, net

Note 5‑ Loans receivable, net

The interest rates on loans issued ranged between 2.5% and 58% for the year ended December 31, 2019, and ranged between 6% and 23% for the year ended December 31, 2018.

Loans receivable consisted of the following:

	December 31,
	2019	2018
Loans receivable, gross
Personal loans	$35,611	$30,941
Corporate loans	5,760	6,125
	41,371	37,066
Provision for loan losses	(192)	—
Total loans receivable, net	$41,179	$37,066
Less: classified as non-current loans receivable, net	(7,293)	(6,019)
Total current loans receivable, net	$33,886	$31,047

The following is a maturity analysis of the Company’s loans receivable at December 31, 2019:

For the year ending December 31,
2020	$33,886
2021	4,647
2022	654
2023	233
2024	248
2025 and thereafter	1,511
Total	41,179

The Company originates loans to customers located primarily in Hong Kong.

As of December 31, 2019 and 2018, the Company had 41 and 15 personal loan customers, and 3 and 3 corporate loan customers, respectively. Provision for loan losses is estimated on a quarterly basis based on an assessment of specific evidence indicating doubtful collection, historical experience, loan balance aging and prevailing economic conditions.

On September 26, 2018, GCL entered into a mortgage loan agreement to provide a loan to Victor Or ("Mr. Or) (seller of Giant Financial Services Limited (note 8(f)) and two other unrelated parties in the amount of HK$11.5 million ($1.5 million), which was secured by residential property of Mr. Or, maturing on September 25, 2019, and bearing interest at 8% per annum. On September 25, 2019, GCL agreed to extend the term of the loan to September 25, 2020.

On September 26, 2018, GCL entered into a loan agreement to provide a loan to Mr. Or and two other unrelated parties in the amount of HK$116.5 million ($14.9 million), the repayment of which was guaranteed by Mr. Or, and two other unrelated third parties maturing on September 25, 2019 and bearing interest at 8% per annum. On September 25, 2019, GCL agreed to extend the term of the loan to September 25, 2020.

On October 3, 2018, GCL entered into a loan agreement to provide a loan to Mr. Or and two other unrelated parties in the amount of HK$20.0 million ($2.6 million), the repayment of which was guaranteed by Mr. Or and two other unrelated parties, maturing on December 2, 2018 and bearing interest at 8% per annum. On December 2, 2018, GCL agreed to extend the term of the loan to March 2, 2019. In 2019, Mr. Or and two unrelated parties repaid $2.6 million to the Company.

On March 14, 2019, GCL entered into a loan agreement to provide a loan to Mr. Or in the amount of HK$7.0 million ($0.9 million), the repayment of which was guaranteed by Mr. Or, maturing on March 13, 2020 and bearing interest at 8% per annum. In 2019, Mr. Or repaid $0.9 million to the Company.

On November 1, 2019, GCL entered into a loan agreement to provide a loan to Mr. Or in the amount of HK$38.0 million ($4.9 million), the repayment of which was guaranteed by Mr. Or, maturing on October 31, 2020 and bearing interest at 6% per annum.

As of December 31, 2019, loans receivable due from Mr. Or and two other unrelated parties totaled $21.3 million (HK$166.0 million) remained outstanding. Subsequent to December 31, 2019, Mr. Or and two unrelated third parties repaid $7.8 million (HK$61.0 million) to the Company. During the years ended December 31, 2019 and 2018, interest of $1.1 million and $0.4 million have been earned on these loans. As of December 31, 2019, and 2018, accrued interest on these loans amounted to $1.0 million and $nil, respectively.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for corporate and personal loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

For the years ended December 31, 2019 and 2018, a  provision of $192 and $nil was charged to the statement of income, and no write-off against provisions was made.

For the year ended December 31, 2019, the Company has an amount of $22,194 overdue loans to borrowers, $20,577 of which have re-signed with extended terms as they became defaulted in 2019. The Company did not accrue interest receivables and recognize interest income over the period as the loans become defaulted and will not resume until the previously outstanding interest is fully received. Any future interest received afterwards will be recognized as income directly on a cash-basis.

The following table represents the aging of loans receivable as of December 31, 2019 and 2018:

	December 31,
	2019	2018
1‑89 days past due	$177	$2,569
90‑179 days past due	9	—
180‑365 days past due	908	—
Over 1 year past due	523	—
Total past due	$1,617	$2,569
Current	39,754	34,497
Total loans	$41,371	$37,066

Analysis of loans by collateral

The following table summarizes the Company’s loan portfolio by collateral as of December 31, 2019:

	Personal loans	Corporate loans	Total
Unsecured	$—	$—	$—
Unsecured - guarantee backed loans	24,922	5,119	30,041
Pledged assets backed loans	—	—	—
Collateral backed loans	10,689	641	11,330
	$35,611	$5,760	$41,371

The following table summarizes the Company's loan portfolio by collateral as of December 31, 2018:

	Personal	Corporate
	loans	loans	Total
Unsecured	$—	$—	$—
Unsecured - guarantee backed loans	17,500	3,846	21,346
Pledged assets backed loans	—	—	—
Collateral backed loans	13,441	2,279	15,720
	$30,941	$6,125	$37,066

Unsecured Loans

Unsecured loans are made to high net worth corporations and individuals.

Guarantee Backed Loans

A guaranteed loan is a loan guaranteed by a corporation or individual.

Pledged Asset Backed Loans

Pledged assets backed loans are loans with pledged assets. Lenders has rights of access to the pledged assets at the time the loan is made and do not need to register them with government entities to secure the loan. If the borrower defaults, the Company can sell the assets to recover the outstanding balance owed.

Collateral Backed Loans

A collateral backed loan is a loan in which the borrower puts up an asset under their ownership, possession or control, as collateral for the loan. An asset usually is land use rights, equity shares, equipment or buildings. The loan is secured against the collateral and the Company does not take physical possession of the collateral at the time the loan is made. The Company will verify ownership of the collateral and then register the collateral with the appropriate government entities to complete the secured transaction. In the event that the borrower defaults, the Company can then take possession of the collateral asset and sell it to recover the outstanding balance owed. If the sale proceed of the collateral asset is not sufficient to pay off the loan in full, the Company will file a lawsuit against the borrower and seek judgment for the remaining balance.

Both collateral loans and pledged loans are considered secured loans. The amount of a loan that lenders provide depends on the value of the collateral pledged.